UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (date of earliest event reported): July 10, 2012

CHC Helicopter S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	333-179072	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4740 Agar Drive Richmond, British Columbia Canada	V7B 1A3
(Address of principal executive offices)	(Zip Code)

(604) 276-7500

(Registrant’s telephone number, including area code)

NA

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On July 10, 2012, CHC Helicopter S.A. (the “Company”) issued a press release reporting its financial results for the fourth fiscal quarter and fiscal year ended April 30, 2012. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

On July 10, 2012, the Company will conduct a properly noticed conference call to discuss its results of operations for the fourth fiscal quarter and fiscal year ended April 30, 2012 and to answer any questions raised by the call’s audience.

The conference call will be held on July 10, 2012 at 5 p.m. (Eastern time) and can be accessed via telephone as follows:

Phone: +1 647-427-3413

888-241-0394 (toll-free, North America only)

Conference ID: 91473098

Participants are encouraged to dial in 15 minutes before the start of the conference call to secure a line. To view a webcast of the slides, please visit the Investor Relations section of the Company’s website at www.chc.ca/AboutCHC/InvestorRelations.

An archived replay of the conference call will be available at the Investor Relations section of the Company’s website at www.chc.ca/AboutCHC/InvestorRelations.

The information contained in this report and the attached press release is “furnished” but not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

The following exhibit is attached to this Current Report on Form 8-K:

Exhibit No.	Description

99.1	Press release entitled “CHC Helicopter’s Transformation Helps Drive Strong Q4, Full-Year Performance.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHC Helicopter S.A.

By:	/s/ Russ Hill
Name:	Russ Hill
Title:	Authorized Signatory

Date: July 10, 2012